UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in small and mid-cap German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available at www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the Euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in the middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks.

The New Germany Fund, Inc.

Semi-Annual Report

June 30, 2009

20958

The New Germany
Fund, Inc.

LETTER TO THE SHAREHOLDERS

Improving leading economic indicators and the reduction of risk aversion were the main drivers of strong equity markets in the second quarter of 2009. Results of some banks and cyclicals were better than expected for the first quarter. Many companies used the improvement in equity markets and investor sentiment to increase their capital and strengthen their balance sheets.

A sudden shift in investors' risk appetite saw equity markets strongly recovered from their steep losses in the first quarter. European and German equity indices rose more than 30% from their March lows. During the second quarter, Germany's large cap index, the DAX, posted its best quarterly performance since the fourth quarter of 2003, and the German small and midcap indices outperformed the large caps.1 Within the fund's benchmark, the telecommunications, information technology and consumer staples sectors posted the best performance, while health care and consumer discretionary lagged. With increasing market confidence over the second quarter of 2009, investors started screening for cyclical value exposure with especially higher leveraged stocks starting to outperform as capital markets started to normalize.

For the six months ended June 30, 2009, the fund's total return was 8.73% based on net asset value and 7.35% based on share price. During the same period, the total return of the Fund's benchmark, the Midcap Market Performance Index, gained 7.33%.2

The fund's performance during the first half of 2009 benefited most from its positioning in the consumer discretionary, industrials, and materials sectors while information technology and consumer staples were a drag on performance. We kept our underweight in the consumer staples sector and decreased our weight in the consumer discretionary sector by selling the position in TUI.3 The fund had an overweight position in Praktiker, the second largest do-it-yourself retailer in Germany with a leading presence in several Eastern European countries, which was on of the top outperformers of the Mid Cap Market index in the second quarter, after having hurt fund performance in the first quarter of 2009. Having no exposure to Arcandor, the now insolvent department store operator in Germany, helped the fund's performance during the first half of 2009. Our neutral position in the technology sector burdened the fund's performance based on the effects of stock selection. Software AG was among the top detractors of the fund's performance after the company's first quarter results disappointed the market. In addition, the fund's underweight positions in outperforming Infineon (semiconductors) and Aixtron, the world leader in compound semiconductor equipment, were a drag on performance. In the industrials sector, the fund's underweight in EADS, an aerospace and defence company, was the strongest contributor to performance, further boosted by the fund's overweight positioning in Rheinmetall and ElringKlinger, both in the automotive sector. Within the financial sector, the fund's underweight position in Hypo Real Estate contributed positively to performance.

The fund purchased 447,200 of its shares in the open market during the first six months of 2009. The fund's discount to net asset value averaged 23.12% for the six months ending June 30, 2009, compared with 13.49% for the same period last year.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  The DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange

LETTER TO THE SHAREHOLDERS (continued)

2  The Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment. MDAX is a total rate of return index of 50 midcap issues that rank below the DAX. TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

ECONOMIC OUTLOOK

In Germany, the ZEW Index rose to its highest level since May 2006 and the IFO expectations index rose for the sixth month in a row, but economic data remained weak amid the ongoing recession.1 German gross domestic product (GDP, the value of all goods and services produced in the economy) contracted by 3.8% in the first quarter of 2009. At the end of the second quarter 2009, German GDP was -5.9%. The European Central Bank (ECB) cut its 2009 GDP forecast for the Eurozone to -5.1%.2 Unemployment in Germany drifted up from 7.7% at the end of 2008 to 8.3% at the end of the first half of 2009. Overall, economic data were mixed on balance but the trend was mildly positive, compared to admittedly, very low levels, indicating that the pace of economic slowdown has moderated. Policy makers continued their supportive actions: the ECB cut key interest rates by another 50 basis points to a new record-low of 1.0%. In addition, the ECB said it will lend banks EUR 442 billion at 1% interest for 12 months, the most it has ever allotted in an auction, as it steps up efforts to unblock credit markets in the 16-nation euro region. If leading economic indicators, supported by an unprecedented monetary expansion and sizeable fiscal stimuli packages around the world, continue to improve, risk aversion should further normalize and hence equities should perform well in the second half of 2009, especially as higher than normal levels of cash are still on the sidelines. Although there is clearly some risk to the economic recovery scenario, in the past equity markets showed the strongest performance while ISM indicators recovered from the trough to levels around 50.3

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  The ZEW Index is a sentiment measure for German investor confidence. The IFO Business Climate Index is a closely watched indicator of German business conditions, based on a monthly survey of about 7,000 companies. It is widely seen as a barometer for economic conditions in the whole of the Eurozone, which is a term used to describe the countries that joined the third stage of EMU and adopted the euro. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

3  The ISM Manufacturing Index is a monthly index released by the Institute of Supply Management which tracks the amount of manufacturing activity that occurred in the previous month.

FUND HISTORY AS OF JUNE 30, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six-months ended June 30,	For the years ended December 31,
	2009(c)	2008		2007	2006	2005	2004
Net Asset Value(a)	8.73%	(46.75	)%(b)	25.17%	43.94%	13.68%	24.44%
Market Value(a)	7.35%	(53.32)%		25.14%	44.13%	18.94%	30.50%
Benchmark(1)	7.33%	(47.86)%		22.10%	42.51%	14.17%	23.46%

  (a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  (b)  Return includes the effect of the $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

  (c)  Total returns shown for the six-month period are not annualized.

(1)  Represents the Midcap Market Performance Index.*

*  Midcap Market Performance Index is a total return index that is composed of various MDAX** and TecDAX*** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.

**  MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

***  TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risk including the loss of principal.

This Fund is diversified but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF JUNE 30, 2009 (continued)

STATISTICS:

Net Assets	$210,174,896
Shares Outstanding	19,117,758
NAV Per Share	$10.99

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	LT Capital Gains	Total
05/04/09	05/14/09	$0.018	$—	$0.018
12/15/08	12/31/08	$0.127	$—	$0.127
05/06/08	05/15/08	$0.059	$—	$0.059
12/21/07	01/10/08	$0.255	$—	$0.255	*
05/03/07	05/15/07	$0.340	$—	$0.340
12/21/06	12/28/06	$0.055	$—	$0.055
05/05/06	05/15/06	$0.150	$—	$0.150
12/22/05	12/30/05	$0.410	$—	$0.410
05/19/05	05/27/05	$0.140	$—	$0.140
12/22/04	12/31/04	$0.230	$—	$0.230
05/06/04	05/14/04	$0.050	$—	$0.050
12/22/03	12/31/03	$0.022	$—	$0.022
07/24/03	07/30/03	$0.003	$—	$0.003
11/20/00	11/29/00	$0.010	$1.30	$1.310
09/01/00	09/15/00	$0.070	$0.35	$0.420

OTHER INFORMATION:

NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/09)	1.13%

Fund statistics and expense ratios are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

*  Although this distribution is payable in 2008, it is taxable in 2007.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2009
(As a % of Common and Preferred Stocks)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2009
(As a % of Common and Preferred Stocks)

1.	EADS	5.9%
2.	Bilfinger Berger	4.6%
3.	United Internet	4.4%
4.	Rheinmetall	4.4%
5.	GEA Group	4.3%
6.	Software	4.2%
7.	Wacker Chemie	4.0%
8.	MTU Aero Engines Holding	3.6%
9.	Lanxess	3.4%
10.	Hochtief	3.3%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The Fund's SEC filings, including Form N-Q, are available on the SEC's Web site at www.sec.gov, and they also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question: In the US, it is widely believed that economic recovery depends on stabilization of the housing market; what are the factors that will drive a recovery in Germany?

Answer: During the global economic expansion of the past decade, Germany benefited from its export-oriented economy, but as trade came to a near stand-still at the depths of the economic crisis, it is not surprising that the German economy and corporate sector have been negatively impacted. Despite the massive global economic stimulus measures, the German economy has not yet seen an increase in demand for its export sector. Although unemployment in Germany has increased only slightly, the risk of a further rise in unemployment through the rest of this year and into next year could stifle domestic demand, further dampening German economic growth. In looking toward an economic recovery, resurgence in global demand will be a key driver for the German economy.

Question: Given that credit markets have been such an important aspect of the ongoing economic and financial crisis, how have the companies in the fund's universe been impacted by access to credit?

Answer: Germany may become a model for other European companies, as corporate debt in the European Monetary Union (EMU) has grown substantially over the past decade, though Germany's corporate debt has remained fairly stable. By 2008, debt servicing costs for most European companies had risen as companies borrowed to fund capital expenditures, but German companies actually saw a decline in interest payments and rise in their savings ratio. Thus, the balance sheets of German companies are generally healthier than those of their European peers, though German midcap companies did experience an up-tick in their net debt levels over the past couple years. German companies are, for the most part, well-positioned to fund capital investments, once the global economy recovers.

Question: What are the current investment themes expressed in the fund?

Answer: The volatile investment environment we have seen over the past year has required an increased focus on tactical positioning of the fund, at times moving to a defensive stance and at other times positioning the fund to benefit from a market rebound. On a longer term horizon, however, one of the key themes in the fund is agribusiness. We believe that agribusiness is one of the most interesting structural growth stories and should therefore be emphasized in the portfolio construction. Examples of German companies active in these areas that the fund has been invested in during 2009 include Symrise, a flavor and fragrance company; GEA, an engineering company that supplies equipment to food producers; and K+S, a fertilizer company. In addition, we have investigated German companies involved directly in food production, such as farming or crop producing co mpanies, as well as food retailers and seed companies.

Question: How are the upcoming parliamentary elections in Germany expected to impact German equities?

Answer: Germans will head to the polls at the end of September. The key issue ahead of the elections is taxes, so that is the policy area most likely to be addressed by the new government. However, the fallout from the economic crisis may limit the extent of any reforms. Historically, German equities have performed well following elections when there is a change in government. During the last election, no party won a majority, so a coalition government was formed. It is likely that another coalition will be formed following the September elections, but it is not clear which of the five parties currently represented in parliament will be part of the coalition. Chancellor Angela Merkel remains popular and is expected to continue as Chancellor; a conservative coalition, anchored by Chancellor Merkel's party, would be considered positive for German business. ont>

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 87.0%
	COMMON STOCKS – 85.0%
	AEROSPACE & DEFENSE – 3.5%
199,084	MTU Aero Engines Holding	$7,259,598
	AIRLINES – 0.4%
170,000	Air Berlin*	810,645
	AUTO COMPONENTS – 2.7%
90,000	Continental*†	2,543,434
188,344	ElringKlinger	3,143,414
		5,686,848
	CHEMICALS – 9.5%
272,760	Lanxess	6,755,760
360,000	Symrise	5,311,548
69,364	Wacker Chemie	7,961,641
		20,028,949
	COMMERCIAL BANKS – 2.5%
210,000	Deutsche Postbank*	5,333,848
	COMPUTERS & PERIPHERALS – 2.7%
102,727	Wincor Nixdorf	5,745,696
	CONSTRUCTION & ENGINEERING – 8.8%
74,341	Bauer†	2,652,457
198,181	Bilfinger Berger	9,200,107
131,567	Hochtief	6,624,366
		18,476,930
	DIVERSIFIED FINANCIAL SERVICES – 1.0%
55,000	Grenkeleasing	2,044,915
	ELECTRICAL EQUIPMENT – 7.2%
150,000	Q-Cells*†	3,050,438
150,686	SGL Carbon*†	4,651,529
171,957	Solarworld†	4,044,416
264,800	Tognum	3,476,136
		15,222,519
	HEALTH CARE PROVIDERS & SERVICES – 4.0%
130,000	Celesio	2,981,014
247,460	Rhoen Klinikum	5,462,766
		8,443,780

Shares	Description	Value(a)
	HOUSEHOLD DURABLES – 0.6%
118,886	Loewe	$1,333,901
	INDUSTRIAL CONGLOMERATES – 4.2%
202,583	Rheinmetall	8,765,184
	INTERNET SOFTWARE & SERVICES – 4.2%
750,966	United Internet*	8,783,937
	IT SERVICES – 0.7%
100,000	IDS Scheer	1,504,883
	LIFE SCIENCES TOOLS & SERVICES – 1.1%
108,287	Gerresheimer	2,401,105
	MACHINERY – 8.9%
50,000	Demag Cranes	1,130,415
573,046	GEA Group	8,671,891
298,963	MAX Automation	813,433
52,714	Pfeiffer Vacuum Technology	3,861,436
35,000	Vossloh	4,199,436
		18,676,611
	METALS & MINING – 1.2%
85,000	Aurubis	2,460,546
	PHARMACEUTICALS – 1.9%
157,563	Stada Arzneimittel	3,935,691
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.8%
96,965	Deutsche Euroshop†	2,985,055
454,364	IVG Immobilien*†	2,873,977
		5,859,032
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.0%
800,000	Infineon Technologies*	2,889,150
260,766	Kontron†	3,346,377
		6,235,527
	SOFTWARE – 4.0%
120,000	Software	8,484,003
	SPECIALTY RETAIL – 3.8%
30,000	Douglas Holding†	1,136,025
50,000	Fielmann*	3,302,186
353,465	Praktiker Bau- und Heimwerkermaerkte	3,445,356
		7,883,567

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 87.0% (continued)
	TEXTILES, APPAREL & LUXURY GOODS – 0.6%
5,647	Puma	$1,235,270
	TRADING COMPANIES & DISTRIBUTORS – 1.4%
140,000	Kloeckner & Co.*†	2,972,739
	TRANSPORTATION INFRASTRUCTURE – 2.4%
120,000	Fraport	5,131,467
	WIRELESS TELECOMMUNICATION SERVICES – 1.9%
390,646	Freenet*	3,917,349
	Total Common Stocks (cost $171,564,856)	178,634,540
	PREFERRED STOCKS – 2.0% HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%
40,000	Fresenius	2,159,289
62,632	Sartorius	838,007
		2,997,296
	TEXTILES, APPAREL & LUXURY GOODS – 0.6%
50,000	Hugo Boss†	1,229,291
	Total Preferred Stocks (cost $3,308,652)	4,226,587
	Total Investments in German Securities (cost $174,873,508)	182,861,127
INVESTMENTS IN DUTCH COMMON STOCKS – 8.8%
	AEROSPACE & DEFENSE – 5.7%
739,645	EADS†	11,939,923

Shares	Description	Value(a)
	LIFE SCIENCES TOOLS & SERVICES – 3.1%
355,887	QIAGEN*	$6,588,536
	Total Investments in Dutch Common Stocks (cost $14,472,584)	18,528,459
	Total Investments in Common and Preferred Stocks – 95.8% (cost $189,346,092)	201,389,586
SECURITIES LENDING COLLATERAL – 17.8%
37,474,529	Daily Assets Fund Institutional, 0.48% (cost $37,474,529)(b)(c)	37,474,529
CASH EQUIVALENTS – 0.2%
401,429	Cash Management QP Trust, 0.27% (cost $401,429)(c)	401,429
	Total Investments – 113.8% (cost $227,222,050)	239,265,544
	Other Assets and Liabilities, Net – (13.8%)	(29,090,648)
	NET ASSETS–100.0%	$210,174,896

*  Non-income producing security.

†  All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2009 amounted to $34,760,346, which is 16.5% of the net assets.

(a)  Values stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2009 (unaudited) (continued)

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant unobservable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to the Financial Statements.

Category	Level 1	Level 2		Level 3	Total
Common Stocks and/or Other Equity Investments(d)
Germany	$182,861,127	$0		$0	$182,861,127
Netherlands	18,528,459	0		0	18,528,459
Short-Term Instruments(d)	37,474,529	401,429	(e)	0	37,875,958
Total	$238,864,115	$401,429		$0	$239,265,544

(d)  See Investment Portfolio for additional detailed categorizations.

(e)  Investment in Cash Management QP Trust, an affiliated fund, is reflected as Level 2 since it is available only to affiliated funds.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009 (unaudited)

ASSETS
Investments, at value (cost $189,346,092) — including $34,760,346 of securities loaned	$201,389,586
Investment in Cash Management QP Trust (cost $401,429)	401,429
Investment in Daily Assets Fund Institutional (cost $37,474,529)*	37,474,529
Total Investments, at value (cost $227,222,050)	239,265,544
Foreign currency, at value (cost $7,060,086)	7,306,835
Receivable for investments sold	1,186,221
Foreign withholding tax refund receivable	88,525
Interest receivable	124,595
Other assets	16,829
Total assets	247,988,549
LIABILITIES
Payable upon return of securities loaned	37,474,529
Management fee payable	95,935
Investment advisory fee payable	47,001
Payable for Directors' fees and expenses	9,772
Accrued expenses and accounts payable	186,416
Total liabilities	37,813,653
NET ASSETS	$210,174,896
Net assets consist of:
Paid-in capital $0.001 par (Authorized 80,000,000 shares)	$437,487,516
Cost of 15,631,583 shares held in Treasury	(185,214,111)
Undistributed net investment income	3,968,186
Accumulated net realized loss on investments and foreign currency	(58,355,798)
Net unrealized appreciation on investments and foreign currency	12,289,103
Net assets	$210,174,896
Net asset value per share ($210,174,896 ÷ 19,117,758 shares of common stock issued and outstanding)	$10.99

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)

For the six-months ended June 30, 2009
NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $778,150)	$4,560,529
Interest — Cash Management QP Trust	745
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	745,234
Total investment income	5,306,508
Expenses:
Management fee	551,610
Investment advisory fee	277,780
Custodian fee	13,525
Services to shareholders	18,007
Reports to shareholders	12,232
Directors' fees and expenses	46,798
Professional fees	73,457
NYSE listing fee	11,748
Insurance	23,776
Miscellaneous	3,648
Net expenses	1,032,581
Net investment income	4,273,927
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments	(6,065,340)
Foreign currency	(516,778)
Change in net unrealized appreciation (depreciation) on:
Investments	17,480,191
Foreign currency	347,722
Net gain (loss)	11,245,795
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,519,722

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six-months ended June 30, 2009 (unaudited)	For the year ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,273,927	$4,478,380
Net realized gain (loss) on:
Investments	(6,065,340)	4,893,258
Tender offer in-kind	–	5,179,391
Foreign currency	(516,778)	586,230
Changes in net unrealized appreciation (depreciation) on:
Investments	17,480,191	(206,732,264)
Foreign currency	347,722	(456,196)
Net increase (decrease) in net assets resulting from operations	15,519,722	(192,051,201)
Distributions to shareholders from:
Net investment income	(339,032)	(3,677,397)
Capital share transactions:
Cost of shares repurchased (447,200 and 278,800 shares, respectively)	(3,269,739)	(2,920,975)
Cost of shares tendered (0 and 4,960,940 shares, respectively)	–	(83,810,120)
Net increase (decrease) in net assets from capital share transactions	(3,269,739)	(86,731,095)
Total increase (decrease) in net assets	11,910,951	(282,459,693)
NET ASSETS
Beginning of year	198,263,945	480,723,638
End of year (including undistributed net investment income of $3,968,186 and $33,291 as of June 30, 2009 and December 31, 2008, respectively)	$210,174,896	$198,263,945

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six-months ended June 30,		For the years ended December 31,
	2009 (unaudited)		2008		2007	2006	2005	2004
Per share operating performance:
Net asset value:
Beginning of period	$10.13		$19.38		$16.04	$11.29	$10.51	$8.72
Net investment income (loss)(a)	.22		.22	(b)	.17	.04	(.01)	(.01)
Net realized and unrealized gain (loss) on investments and foreign currency	.61		(9.49)		3.77	4.91	1.32	2.00
Increase (decrease) from investment operations	.83		(9.27)		3.94	4.95	1.31	1.99
Distributions from net investment income	(.02)		(.19)		(.60)	(.21)	(.55)	(.28)
Accretion resulting from tender offer in-kind	–		.18		–	–	–	–
Dilution in NAV from dividend reinvestment	–		–		–	–	(.02)	.00 (c)
Increase resulting from share repurchases	.05		.03		–	.01	.04	.08
Net asset value:
End of period	$10.99		$10.13		$19.38	$16.04	$11.29	$10.51
Market value:
End of period	$8.58		$8.01		$17.48	$14.47	$10.19	$9.05
Total investment return for the period†
Based upon market value	7.35	%****	(53.32)%		25.14%	44.13%	18.94%	30.50%
Based upon net asset value	8.73	%****	(46.75	)%(d)(e)	25.17%	43.94%	13.68%	24.44%
Ratio to average net assets:
Total expenses	1.13	%***	1.25%		1.00%**	1.30%**	1.64%**	1.24%**
Net investment income (loss)	2.32	%*****	1.40	%(b)	0.90%	0.31%	(0.07)%	(0.08)%
Portfolio turnover	27	%****	40%		47%	45%	52%	58%
Net assets at end of period (000's omitted)	$210,175		$198,264		$480,724	$397,933	$281,825	$265,810
(a) Based on average shares outstanding during the period.
(b) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.04 per share and 0.23% of average daily net assets, respectively.
(c) Amount is less than $.005 per share.
(d) Includes the effect of a gain realized on the sale of investments not meeting the investment guidelines of the Fund. Excluding this gain, total return would have been .06% lower.
(e) Return includes the effect of the $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.
†Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
** Prior to February 2007, custody credits were earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.00%, 1.04% and 1.19% and 1.26% for 2007, 2006, 2005 and 2004, respectively.
*** Annualized
**** Not Annualized
***** Not Annualized. The ratio for the six-months ended June 30, 2009 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determi ning value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or elevated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities. T he Fund calculates its net asset value per share at 11:30 a.m., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investme nt Management Americas Inc. receives a management/administration fee (0.17% annual effective rate as of June 30, 2009) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (unaudited) (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

The cost of investments at June 30, 2009 was $229,431,087 for United States Federal income tax purposes. Accordingly, as of June 30, 2009, net unrealized appreciation of investments aggregated $9,834,457, of which $42,198,744 and $32,364,287 related to gross unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2008 of approximately $36,048,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010, whichever occurs first.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred approximately $13,738,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The fund's federal tax returns for the prior three fiscal years remains subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, primarily relate to tender offer in-kind redemptions, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, and 0.50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (unaudited) (continued)

Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the six-months ended June 30, 2009, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.91% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3.TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent function to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six-months ended June 30, 2009, the amount charged to the Fund by DISC aggregated $18,007, of which $9,365 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six-months ended June 30, 2009, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments for the six-months ended June 30, 2009, were $49,665,798, and $54,060,647, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the six-months ended June 30, 2009 and the year ended December 31, 2008, the Fund purchased 447,200 and 278,800 of its shares of common stock on the open market at a total cost of $3,269,739 and $2,920,975 ($7.31 and $10.48 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 22.64% and 15.78%, respectively. These shares are held in Treasury. The Fund did not reissue shares held in Treasury as part of the dividend reinvestment plan.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2009 (unaudited) (continued)

NOTE 7. TENDER OFFER

In connection with the previously announced settlement of the civil class action Daniels vs. The New Germany Fund, Inc., on December 21, 2007 the Fund commenced an in-kind tender offer for up to 4,960,940 of its shares of common stock, representing approximately 20% of its issued and outstanding shares at a price per share equal to 96% of the net asset value per share as of the close of regular trading on the New York Stock Exchange on February 4, 2008.

The tender offer expired on February 1, 2008. The Fund accepted 4,960,940 properly tendered shares at a price equal to 96% of the net asset value on February 4, 2008. The net asset value per share of the Fund's common shareholders was increased by approximately $0.18 per share as a result of the in-kind tender. Approximately 9,708,691 shares of common stock, or approximately 39% of the Fund's common stock outstanding, were tendered through the stated expiration date. In accordance with the terms of the tender offer, the Fund purchased shares on a pro rata basis from all tendering shareholders. Accordingly, on a pro rata basis, 51% of shares of each shareholder who properly tendered were accepted for payment.

NOTE 8. REVIEW FOR SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", adopted by the Fund as of June 30, 2009, events and transactions through August 24, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

THE NEW GERMANY FUND, INC.
REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 30, 2009. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect four Directors, each to serve for a term of three years and until their successors are elected and qualify.

	Number of Votes:
Director	For	Abstain
Dr. Kurt W. Bock	14,730,075	1,453,518
Dr. Franz Wilhelm Hopp	14,749,309	1,434,284
Dr. Friedbert H. Malt	14,742,322	1,441,271
Dr. Frank Trömel	14,723,363	1,460,230

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2009.

Number of Votes:
For	Against	Abstain
15,852,985	279,756	50,852

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site — www.newgermanyfund.com — (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RITA RUBIN

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

R-13442-2 (8/09)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or represen-tation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accu-racy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Midcap Market Performance indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.newgermanyfund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased*	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	109,400	$7.14	n/a	n/a
February 1 through February 28	51,900	$6.56	n/a	n/a
March 1 through March 31	40,300	$5.81	n/a	n/a
April 1 through April 30	100,300	$7.28	n/a	n/a
May 1 through May 31	118,900	$8.09	n/a	n/a
June 1 through June 30	26,400	$8.40	n/a	n/a

Total	447,200	$7.31	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The New Germany Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 25, 2009